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EXHIBIT 99.8

WAIVER AND CONSENT AGREEMENT

        This Waiver and Consent Agreement is entered into as of October 17, 2002, by and between Thomas Group, Inc., a Delaware corporation (the "Company") and General John T. Chain, Jr. (the "Investor").

        WHEREAS, the Company and the Investor are parties to that certain Note and Warrant Purchase Agreement dated September 20, 2002 (the "Purchase Agreement");

        WHEREAS, the Company and the Investor are parties to that certain Registration Rights Agreement dated September 20, 2002 (the "Registration Rights Agreement");

        WHEREAS, the Purchase Agreement is contemporaneously being amended to allow Edward P. Evans ("Evans") to purchase a $1,000,000 convertible subordinated note from the Company (the "Note"), together with a Warrant exercisable for 434,899 shares of the Company's common stock (the "Common Stock"), $.01 par value per share (the "Warrant");

        WHEREAS, the Company has agreed to grant registration rights to Evans in connection with the shares of Common Stock issuable upon conversion of the Note (the "Conversion Shares") and the shares of Common Stock issuable upon exercise of the Warrant (the "Warrant Shares," together with the Conversion Shares, the "Securities");

        WHEREAS, pursuant to Section 5.16 of the Registration Rights Agreement, the Company is required to obtain the Investor's consent to the grant of such registration rights to Evans; and

        WHEREAS, pursuant to Section 6 of the Purchase Agreement, Investor has a right to a $100,000 break-up fee (the "Break-Up Fee") under certain circumstances; and

        WHEREAS, the Company has requested that Investor waive any right it may have to such Break-Up Fee as a result of the sale of the Note and Warrant to Evans;

        NOW, THEREFORE, BE IT RESOLVED, that the parties hereto, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:

        1.    Waiver.    To the extent the sale of the Note and the Warrant by the Company to Evans triggers the right of Investor to receive the Break-Up Fee pursuant to Section 6 of the Purchase Agreement, Investor hereby waives his right to receive such Break-Up Fee in connection with the sale of such Note and Warrant.

        2.    Consent.    Pursuant to Section 5.16 of the Registration Rights Agreement, the Investor hereby consents to the grant of registration rights to Evans in connection with the purchase of the Note and Warrant pursuant to the form of Registration Rights Agreement attached hereto as Exhibit A.

        3.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be enforceable, and all of which together shall constitute one instrument.

        4.    Governing Law.    THIS AGREEMENT SHALL BE GOVERNED IN ALL RESPECTS BY THE INTERNAL LAWS OF THE STATE OF TEXAS AS APPLIED TO AGREEMENTS ENTERED INTO AMONG TEXAS RESIDENTS TO BE PERFORMED ENTIRELY WITHIN TEXAS, WITHOUT REGARD TO CONFLICT OF LAWS RULES.

        5.    Entire Agreement.    This Agreement, including the exhibit attached hereto, and the other documents referred to herein and delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other party in any manner whatsoever except as specifically set forth herein or therein.

        6.    Revocability.    This Waiver and Consent shall be irrevocable and it may only be amended with the written consent of the Company, Investor and Evans.

GENERAL JOHN T. CHAIN, JR.	THOMAS GROUP, INC.
	By:	/s/ JAMES T. TAYLOR
/s/ JOHN T. CHAIN, JR. (Signature)
	Name:	James T. Taylor
Address:	Title:	Chief Financial Officer
5221 North O'Connor Boulevard Suite 500 Irving, Texas 75039 Facsimile: (817) 732-4637	5221 North O'Connor Boulevard Suite 500 Irving, Texas 75039 Facsimile: (972) 443-1742

Exhibit A

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WAIVER AND CONSENT AGREEMENT
Exhibit A